UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 30, 2009

MERRIMAN CURHAN FORD GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15831 (Commission File Number)	11-2936371 (IRS Employer Identification No.)

600 California Street, 9th Floor, San Francisco, California ( Address of Principal Executive Offices)	94108 (Zip Code)

Registrant's telephone number, including area code (415) 248-5600

(Former Name or Former Address, if Changed Since Last Report)

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

 (b) Resignation of a Director

Effective March 30, 2009, Robert J. Majteles resigned from the Board of Directors of Merriman Curhan Ford Group, Inc. At the time of resignation, there were no disputes between Mr. Majteles and the Company or the Board.

The Board will evaluate filling the vacant seat with candidates possessing a strong financial services background and a good cultural fit with the Company.

The existing board members intend to stand for reelection at the Company’s next annual stockholders’ meeting. The current Board includes:

John M. Thompson – Chairman of the Board

D. Jonathan Merriman – Director and Chief Executive Officer

Patrick H. Arbor – Director

William J. Febbo – Director

Raymond J. Minehan – Director

Dennis G. Schmal – Director and Chairman of Audit Committee

Jeff Soinski – Director

Steven W. Town – Director and Chairman of Compensation Committee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAN CURHAN FORD GROUP, INC.

Date: April 3, 2009	By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman Chief Executive Officer